                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant /X/
Filed by a Party other than the Registrant /  /

-------------------------------------------------------------------------------
Check the appropriate box:
/ / Preliminary Proxy Statement    / /  Confidential, For Use of the Commission
/X/ Definitive Proxy Statement          Only (as permitted by Rule 14a-6(e)(2))
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12 / / Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))

                         Aztec Technology Partners, Inc.
                (Name of Registrant as Specified In Its Charter)
                      ------------------------------------
     (Name of Person(s) Filing Proxy Statement if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/ No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:

    2) Form, Schedule or Registration Statement no.:

    3)  Filing Party:

    4)  Date Filed:

-------------------------------------------------------------------------------

                                                                50 Braintree Hill Office
                                                                Park,
                                                                Suite 220
                                                                Braintree, Massachusetts
                                                                02184
  [LOGO]                                                        August 21, 1998

Dear Stockholder:

    It is my pleasure to invite you to the first annual meeting of stockholders of Aztec Technology Partners, Inc. The 1998 Annual Meeting will be held on Friday, September 25, 1998 at 10:00 a.m., local time, at the offices of Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109. At the meeting, stockholders will be asked to elect one Class I Director, ratify the Company's 1998 Employee Stock Purchase Plan and ratify the Company's selection of independent accountants.

    As you are aware, on June 10, 1998, we completed our spin-off from U.S. Office Products Company ("U.S. Office Products") and our common stock began trading on the Nasdaq National Market under the symbol "AZTC." Since the spin-off we have achieved some significant accomplishments, including the acquisition of PCM, Inc. a provider of enterprise design and implementation services for $54 million and the signing of a new $140 million acquisition credit facility with BankBoston, N.A.

    Your vote is important. To ensure that your shares will be represented at the meeting, please complete, sign, date and mail your proxy card to American Stock Transfer & Trust Company in the enclosed postage-paid envelope. If your shares are held in the name of a broker, bank or other holder of record, you will receive instructions from the holder of record which you must follow in order for your shares to be voted. If you plan to attend the meeting, please mark the appropriate box on the enclosed proxy card.

    We look forward to seeing you at the meeting.

                                          Sincerely,

                                                 [SIGNATURE]

                                          James E. Claypoole
                                          Chairman and Chief Executive Officer

                        AZTEC TECHNOLOGY PARTNERS, INC.
                    50 BRAINTREE HILL OFFICE PARK, SUITE 220
                         BRAINTREE, MASSACHUSETTS 02184

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD ON SEPTEMBER 25, 1998

    The Annual Meeting of Stockholders of Aztec Technology Partners, Inc. ("Aztec" or the "Company") will be held on Friday, September 25, 1998 at the offices of Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109 at 10:00 a.m., local time, to consider and act upon the following matters:

    1.  To elect one Class I Director to serve until the 2001 Annual Meeting.

    2.  To ratify the adoption of the Company's 1998 Employee Stock Purchase
       Plan.

    3. To ratify the selection of PricewaterhouseCoopers LLP by the Board of Directors as the Company's independent accountants for the current fiscal year.

    4. To transact such other business as may properly come before the meeting or any adjournment thereof.

    Stockholders of record at the close of business on August 14, 1998 will be entitled to notice of and to vote at the meeting or any adjournments thereof. The stock transfer books of the Company will remain open.

    A copy of the Company's Annual Report on Form 10-K for the year ended April 25, 1998, which contains financial statements and other information of interest to stockholders, accompanies this Notice and the enclosed Proxy Statement.

    All stockholders are cordially invited to attend the meeting.

                                          By Order of the Board of Directors,

                                                [SIGNATURE]

                                          Douglas R. Johnson
                                          SECRETARY

Braintree, Massachusetts
August 21, 1998

    WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ENSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED IN THE UNITED STATES.

                        AZTEC TECHNOLOGY PARTNERS, INC.
                    50 BRAINTREE HILL OFFICE PARK, SUITE 220
                         BRAINTREE, MASSACHUSETTS 02184

             PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS

                        TO BE HELD ON SEPTEMBER 25, 1998

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on September 25, 1998 at 10:00 a.m. at the offices of Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109 and at any adjournments of that meeting (the "Annual Meeting"). All proxies will be voted in accordance with the stockholders' instructions, and if no choice is specified, the proxies will be voted in favor of the matters set forth in the accompanying Notice of Meeting. Any proxy may be revoked by a stockholder at any time before its exercise by delivery of written revocation or a subsequently dated proxy to the Secretary of the Company or by voting in person at the Annual Meeting. Attendance at the Annual Meeting will not itself be deemed to revoke a proxy unless the stockholder gives affirmative notice at the Annual Meeting that the stockholder intends to revoke the proxy and vote in person.

    The Notice of Meeting, this Proxy Statement, the enclosed Proxy and the Company's Annual Report on Form 10-K for the year ended April 25, 1998 are being mailed to stockholders beginning on or about August 21, 1998. The Company will, upon written request of any stockholder, furnish, for an appropriate processing fee, the exhibits to the Annual Report on Form 10-K. Please address all such requests to the Company, attention Douglas R. Johnson, Executive Vice President, Chief Financial Officer, Treasurer and Secretary, 50 Braintree Hill Office Park, Suite 220, Braintree, MA 02184.

VOTING SECURITIES AND VOTES REQUIRED

    At the close of business on August 14, 1998, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were outstanding and entitled to vote an aggregate of 21,962,016 shares of common stock, $0.001 par value per share, of the Company (the "Common Stock"). Stockholders are entitled to one vote per share.

    The presence or representation of holders of a majority of the number of shares of the capital stock of the Company issued, outstanding and entitled to vote at the Annual Meeting constitutes a quorum for the transaction of business at the Annual Meeting. Shares of Common Stock present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more matters) will be counted for purposes of determining whether a quorum is present.

    The affirmative vote of the holders of a plurality of the votes cast by the stockholders entitled to vote at the Annual Meeting is required for the election of directors. The affirmative vote of the holders of the majority of the shares present or represented and voting is required to ratify the adoption of the 1998 Employee Stock Purchase Plan and to ratify the selection of PricewaterhouseCoopers LLP as the Company's independent accountants for the current fiscal year.

    Shares which abstain from voting as to a particular matter, and shares held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, will not be counted as votes in favor of such matter and will also not be counted as shares voting on such matter. Accordingly, abstentions and broker non-votes will have no effect on the outcome of voting on the matters to be voted on at the meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information as of July 31, 1998 with respect to the beneficial ownership of the Company's Common Stock by (i) each person known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) each director and each person nominated to become a director of the Company, (iii) each executive officer of the Company named in the Summary Compensation Table set forth under the caption "Executive Compensation" below and (iv) all directors and executive officers of the Company as a group. Unless otherwise indicated, the business address of each of the following is 50 Braintree Hill Office Park, Suite 220, Braintree, Massachusetts 02184:

                                                                           NUMBER OF
                                                                           SHARES OF       PERCENT OF
                                                                             AZTEC            AZTEC
                                                                          COMMON STOCK       COMMON
                                                                          BENEFICIALLY        STOCK
NAME AND ADDRESS OF BENEFICIAL OWNER                                        OWNED(1)     OUTSTANDING(2)
-----------------------------------------------------------------------  --------------  ---------------
OFFICERS AND DIRECTORS:
James E. Claypoole (3).................................................      1,202,249           5.22%
Douglas R. Johnson.....................................................        --              --
Ira Cohen..............................................................        --              --
Elizabeth M. Claypoole(4)..............................................          4,973              *
Lawrence M. Howell (5).................................................
Howell Capital                                                                  43,333              *
  177 Stuart Street, Suite 700
  San Francisco, CA 94105-1206
Jonathan J. Ledecky (6)................................................
Consolidated Capital Corporation
800 Connecticut Avenue, NW                                                   2,146,125           9.09%
  Suite 1111
  Washington, DC 20006
Clifford Mitman, Jr (7)................................................
Mitman Associates                                                               33,333              *
  P.O. Box 543
  Cohasset, MA 02025
Benjamin Tandowski.....................................................
383 Nordhoff Place,                                                             11,402              *
  Suite 100
  Englewood, NJ 07631-4622
All executive officers and directors as a group (seven persons)(8).....      3,426,442          13.85%
5% Stockholders:.......................................................
The Baupost Group, L.L.C(9)............................................
44 Brattle Street,                                                           2,405,150          10.95%
  5th Floor
  Cambridge, Massachusetts 02138

------------------------
*   Less than 1%.

(1) The number of shares beneficially owned by each stockholder is determined under rules promulgated by the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of July 31, 1998 through the exercise of any stock option, warrant or other right. The inclusion herein of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of such shares. Unless otherwise indicated each person or entity listed above has sole voting and investment power with respect to the shares listed.

(2) Number of shares of Common Stock deemed outstanding includes 21,962,016 shares issued and outstanding as of July 31, 1998, plus any shares subject to options held by the referenced beneficial owner that such owner has the right to acquire within 60 days of such date.

(3) Includes 1,049,672 shares subject to options exercisable within 60 days of July 31, 1998.

(4) Includes 4,785 shares subject to options exercisable within 60 days of July 31, 1998. As of the end of fiscal year 1998, Ms. Claypoole was no longer an executive officer of Aztec. Ms. Claypoole is currently employed by Aztec in a non-executive officer capacity.

(5) Includes 33,333 shares subject to options exercisable within 60 days of July 31, 1998.

(6) Includes 1,660,500 shares subject to options exercisable within 60 days of July 31, 1998.

(7) Includes 33,333 shares subject to options exercisable within 60 days of July 31, 1998.

(8) Includes 2,776,838 shares subject to options exercisable within 60 days of July 31, 1998. The total number of shares of Aztec Common Stock beneficially owned by executive officers and directors as a group excludes shares held by Ms. Claypoole.

(9) Information is as of July 31, 1998 and is based on a Schedule 13G filed with the Securities and Exchange Commission by The Baupost Group, L.L.C. (the "Baupost Group"). The Baupost Group is a registered investment advisor. The number of shares beneficially owned by this entity includes those purchased on behalf of a registered investment company and various limited partnerships. The Baupost Group reported that it has the sole power to vote or direct the vote of all 2,405,150 shares.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors, executive officers and holders of more than 10% of the Company's Common Stock ("Reporting Persons") to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. During fiscal 1998, the Company was not subject to such reporting requirements.

                       PROPOSAL 1--ELECTION OF DIRECTORS

    Pursuant to the Company's Amended and Restated Certificate of Incorporation and Amended and Restated By-laws, the Company has a classified Board of Directors consisting of one Class I Director, two Class II Directors and two Class III Directors. The Class I, Class II and Class III Directors will serve until the annual meeting of stockholders to be held in 1998, 1999, and 2000, respectively, and until their respective successors are elected and qualified. Mr. Ledecky presently serves as a Class I Director. Messrs. Mitman and Tandowski presently serve as Class II Directors. Messrs. Howell and Claypoole presently serve as Class III Directors. At each annual meeting of stockholders, directors are elected for a term of three years to succeed those whose terms are expiring. The Board of Directors has nominated Mr. Ledecky for re-election as a Class I Director. THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THIS PROPOSAL.

    The person(s) named in the enclosed proxy will vote to elect Mr. Ledecky as a Class I Director, unless the proxy is marked otherwise.

    The Class I Director will be elected to hold office until the 2001 Annual Meeting and until his successor is elected and qualified. The nominee has indicated his willingness to serve, if elected; however, if the nominee should be unable to serve, the person acting under the proxy may vote the proxy for a substitute nominee. The Board of Directors has no reason to believe that the nominee will be unable to serve if elected.

    Following is certain information concerning each director, including his principal occupation and business experience for the past five years, the names of other publicly held companies of which such person serves as a director and such person's age and length of service.

NOMINEE FOR TERM EXPIRING IN 1998 (CLASS I DIRECTOR)

    JONATHAN J. LEDECKY, age 40, has served as a Director of Aztec since May 1998 and currently serves as an employee of Aztec and other companies which, like Aztec, were spun-off from U.S. Office Products, Inc. ("U.S. Office Products") in June 1998. Since June 1998, Mr. Ledecky has served as a member of the Board of Directors of each of the companies spun-off from U.S. Office Products which companies include, Workflow Management, Inc., Navigant International, Inc. and School Specialty, Inc. Mr. Ledecky founded U.S. Office Products, a diversified provider of office products and service, in October 1994, and served as Chairman of the Board until June 1998 and as its Chief Executive Officer until November 1997. Mr. Ledecky founded Consolidation Capital Corporation, an investment management company, in February 1997 and currently serves as its Chairman of the Board and Chief Executive Officer. Mr. Ledecky has also since April 1997 served as non-executive Chairman of the Board of USA Floral Products, Inc., an importer and wholesaler of floral products, and since October 1997 as director of UniCapital Corporation, an investment management company. Since June 1998, Mr. Ledecky has also served on the Board of Directors of Microstrategy Corporation, a decision support software company. Mr. Ledecky served from 1989 to 1991 as the President of The Legacy Fund, Inc., and from 1991 to September 1994 as President and Chief Executive Officer of Legacy Dealer Capital Fund, Inc., both wholly owned subsidiaries of Steelcase Inc., a manufacturer of office furniture products. Prior to Mr. Ledecky's tenure at The Legacy Fund, Inc., he was a partner at Adler and Company and Senior Vice President at Allied Capital Corporation, both investment management companies.

DIRECTORS WHOSE TERM EXPIRES IN 1999 (CLASS II DIRECTORS)

    CLIFFORD MITMAN, JR., age 59, has served as a Director of Aztec since May 1998. For the past six years, Mr. Mitman has been President of Mitman Associates, a firm that provides executive compensation and organization consulting services to a wide range of companies. Prior to 1992, Mr. Mitman was a Vice President and Senior Consultant with the firms of Towers, Perrin and The Wyatt Company, both management consulting firms. Mr. Mitman graduated from Yale University and the Wharton School of Business.

    BENJAMIN TANDOWSKI, age 50, has served as a Director of Aztec since May 1998. Mr. Tandowski has since 1985 served, and continues to serve, as President of Professional Computer Solutions, a provider of comprehensive enterprise solutions and an operating company of Aztec, which Mr. Tandowski founded in 1985. Previously, Mr. Tandowski was employed by Exxon Research and the Chemical and Plastics Division of Union Carbide, both diversified chemical companies. Mr. Tandowski holds a Ph.D. in mechanical engineering from the City University of New York, where he was a National Science Fellow.

DIRECTORS WHOSE TERM EXPIRES IN 2000 (CLASS III DIRECTORS)

    JAMES E. CLAYPOOLE, age 64, has served as Chief Executive Officer and Director of Aztec since February 1998, as Chairman since June 1998 and as President since July 1998. Mr. Claypoole founded and served as President of Bay State Computer Group, an enterprise design and implementation company and an operating company of Aztec, from 1984 to May 1998 and as Chairman of U.S. Office Products' Technology Solutions division from October 1996 to June 1998. For the past 15 years, Mr. Claypoole has served as a member of the board of directors of the Digital Dealers Association, and was its President from 1992 to 1994. Mr. Claypoole was Chairman of the Digital Dealers Association in 1995, and has served on a variety of manufacturers' councils.

    LAWRENCE M. HOWELL, age 53, has served as Director of Aztec since May 1998. Since January 1996, Mr. Howell has been Managing Partner of Howell Capital, an investment banking advisory firm. From January 1993 to January 1996, Mr. Howell was employed by Morgan Stanley & Co. Incorporated, an investment banking firm, where he served as Managing Director and as Advisory Director. From May 1970 to January 1993, Mr. Howell was employed in the investment banking division of Goldman Sachs & Co. Mr. Howell holds a Bachelor of Business Administration from the University of Texas and a master of Business Administration from Southern Methodist University. Mr. Howell is a Director of ULTRADATA Corporation, an information management software company serving the financial institution industry.

OFFICERS

    In addition to those noted above, the following individuals are officers of
Aztec:

NAME                                  AGE                                  POSITION
--------------------------------      ---      ----------------------------------------------------------------
Douglas R. Johnson..............          45   Executive Vice President, Chief Financial Officer,
                                                 Treasurer and Secretary*
Ira Cohen.......................          44   Chief Operating Officer*
Phillip Arturi..................          40   President of Professional Network Services
Richard G. Erickson.............          36   President of Digital Network Associates
Thomas J. Foley.................          43   President of Bay State Computer Group
Larry Glaser....................          38   President of Fortran Corp.
Kelby Knoedler..................          47   President of Entra Computer Corp.
James Mahon.....................          50   President of Mahon Communications Corporation
Robert McClory..................          53   President of Compel Corporation
Jack Meehan.....................          48   President of Aztec International
Darren Metz.....................          35   President of Office Equipment Service

------------------------

*   Executive Officer

    DOUGLAS R. JOHNSON has served as Chief Financial Officer, Treasurer and Secretary of Aztec since April 1998 and as Executive Vice President of Aztec since June 1998. Prior to coming to Aztec, Mr. Johnson held the position of Vice President and Chief Financial Officer of Clam Associates Incorporated during 1997. Mr. Johnson was Executive Vice president and Chief Financial Officer of Discreet Logic Incorporated from 1995 to 1996. He also held the position of Vice President of Finance and Administration and Chief Financial Officer of Fusion Systems Corporation from 1993 to 1995. From 1990 to 1993, Mr. Johnson was Chief Financial Officer and Treasurer of Excalibur Technology Corporation. From 1981 to 1990, Mr. Johnson held various financial management positions at the Marriott Corporation, serving finally as Vice President of Finance in that company's services group. Mr. Johnson is a Certified Public Accountant.

    IRA COHEN has served as Chief Operating Officer of Aztec since March 1998. Since 1996, Mr. Cohen had worked as an independent consultant. Mr. Cohen founded Copley Management Associates, a technology management consulting company, in 1979. In 1984, Mr. Cohen merged Copley Management Associates with DataTrend to form Copley Systems, Inc. In 1993, after selling Copley Systems, Inc. (which had grown from $2 million in annual revenue to $104 million in annual revenue over the preceding nine years), Mr. Cohen was employed by CIC Systems as Chief Operating Officer of its Copley Division from 1993 through 1996. Mr. Cohen's non-compete agreement with CIC Systems has expired.

    PHILLIP ARTURI, has 17 years of experience in LAN/WAN infrastructure design, application engineering, and systems integration. Prior to establishing Professional Network Services in 1989, Mr. Arturi implemented distributed processing solutions at GTE, and served Caldor as MIS manager.

    RICHARD G. ERICKSON, has been a principal of Digital Network Associates since 1986 and has over 15 years of computer systems integration experience. He holds a B.S. in mechanical engineering from Villanova University. Prior to joining Digital Network Associates, Mr. Erickson held positions at Banyan Systems and Novell.

    THOMAS J. FOLEY, has 19 years of Network Systems/Applications experience. Mr. Foley has been employed by Bay State since 1985. Prior to his years at Bay State, Mr. Foley was employed by a Boston computer company for six years. Mr. Foley holds a B.S. from Suffolk University, and has taken extensive graduate business courses.

    LARRY GLASER, established Fortran in the late 1970s as a service and repair organization for telecommunications equipment. He has been President of Fortran since that date.

    KELBY KNOEDLER, established Entra in 1984 after selling his ownership interest in CADO Business Systems of Ohio, which he founded in 1978. Since 1984, he has been the General Manager and President of Entra. He was previously employed with Burroughs Corporation.

    JAMES MAHON, has over 26 years of diverse experience in the communications industry. Mr. Mahon was a founder and past president of Computer Telephone Corporation, which went public in 1985. Mr. Mahon, who has also held corporate-level positions at Rolm and Executone, joined Mahon in 1989 and has been President of Mahon since that date.

    ROBERT M. MCCLORY, founded Compel in 1972 and has been its President since that date. From 1972 to 1979, he was General Manager of Parsons Electric Company, a general contractor in Los Angeles, California. He is a Registered Communications Distribution Designer.

    JACK MEEHAN, founded Aztec International in 1984 and has been its President and Chief Executive Officer since that date. Previously, Mr. Meehan was employed by New York Telephone Company and by Tie/communications.

    DARREN METZ, has been the President of Office Equipment Service since 1986. He holds a B.A. in computer science from the University of Tennessee, and an M.B.A. from the University of Memphis.

BOARD OF DIRECTORS AND COMMITTEES MEETINGS

    The Board of Directors has a standing Audit Committee which is charged with reviewing Aztec's annual audit, meeting with Aztec's independent accountants to review Aztec's internal control and financial management practices, and providing the opportunity for direct contact between the Company's independent accountants and the Board of Directors. The Audit Committee was formed in June 1998, and therefore did not meet during fiscal 1998. Messrs. Howell and Mitman are members of the Audit Committee. Mr. Howell is the Chairman of the Audit Committee.

    The Board of Directors has a standing Compensation Committee, which is charged with making recommendations to the Board of Directors regarding compensation of Aztec's executive officers, and administering the Company's stock option plans and its stock purchase plan. The Compensation Committee was formed in June 1998, and therefore did not meet during fiscal 1998. Messrs. Howell, Mitman and Tandowski are members of the Compensation Committee. Mr. Mitman is the Chairman of the Compensation Committee.

    During fiscal 1998, the Board of Directors, which consisted solely of Mr. Claypoole, held four meetings (including consents in lieu of a meeting). There are no arrangements or understandings between any director or officer and any other person pursuant to which such officer or director is to be selected as a director or officer.

DIRECTOR COMPENSATION

    The Aztec Board compensates non-employee directors $1,500 for attendance at quarterly Board meetings, $500 for participating in a telephonic Board meeting or committee meeting, and $1,000 for attendance at each off-site Board meeting (other than a quarterly meeting) or committee meeting. The Company also reimburses Director's travel expenses incurred in connection with off-site meetings of the Board of Directors or any committee thereof.

    In addition, non-employee directors receive stock options under the Company's 1998 Initial Non-Employee Director Stock Option Plan (the "Director Plan"). The Director Plan provides for the grant of options to purchase a maximum of 300,000 shares of Common Stock. The Director Plan is administered by the Board of Directors. The Director Plan provides that each non-employee director will receive an automatic grant of an option to purchase 25,000 shares of Common Stock upon initial election to the Board of Directors (vesting upon the date of grant). In addition, an option to purchase 10,000 shares of Common Stock will be granted to each incumbent non-employee director on the date of each annual meeting of stockholders beginning with the 1998 annual meeting (vesting in three equal annual installments beginning on the date of grant). An option to purchase 5,000 shares of Common Stock will also be granted to each non-employee director who is the chairperson of a committee of the Board of Directors upon initial appointment to such position and for each full year of service thereafter (vesting in three equal annual installments beginning on the date of grant, except for the initial grant, which shall vest in full upon the date of grant). Options granted under the Directors' Plan expire ten years from the date of grant. The option price for options granted under the Directors' Plan is equal to the fair market value of a share of Common Stock as of the date of grant. The Company has reserved a total of 300,000 shares of Common Stock for issuance under the Director's Plan, 240,000 of which are currently available for future grant. On June 10, 1998, the Company granted 30,000 options each to Mr. Howell and to Mr. Mitman, for an exercise price of $9.875, which options vested immediately and are subject to one year resale restrictions. On September 25, 1998, the Company at its Annual Meeting will grant to each Mr. Howell and to Mr. Mitman options to purchase 10,000 shares of Aztec Common Stock at an exercise price per share which shall equal the last reported sale price per share of the Aztec Common Stock on the Nasdaq National Market on such date.

EXECUTIVE COMPENSATION

    The following table sets forth information with respect to the compensation paid by Aztec for services rendered during the year ended April 25, 1998 to the Chief Executive Officer and the other highly compensated executive officers of Aztec (the "Named Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                                      LONG TERM
                                                                                                    COMPENSATION
                                                                      ANNUAL                -----------------------------
                                                                   COMPENSATION              SECURITIES
                                               FISCAL    --------------------------------    UNDERLYING      ALL OTHER
         NAME AND PRINCIPAL POSITION            YEAR         SALARY            BONUS          OPTIONS       COMPENSATION
---------------------------------------------  -------   ---------------   --------------   ------------   --------------
James E. Claypoole...........................    1998        $   307,500(1)     $   50,000      45,000(2)      $54,360(3)
  Chairman and
  Chief Executive Officer
Ira Cohen....................................    1998          (4)               --             --             --
  Chief Operating Officer
Douglas Johnson..............................    1998          (5)               --             --             --
  Executive Vice President and
  Chief Financial Officer
Elizabeth M. Claypoole (6)...................    1998        $   160,000         --              6,000(7)      --
  Former Vice President,
  Treasurer, and Secretary

------------------------

(1) Mr. Claypoole's annual salary was increased from $300,000 to $315,000 in November 1997. In June 1998, Mr. annual Claypoole's salary was further increased to $375,000.

(2) On April 28, 1997, U.S. Office Products granted Mr. Claypoole options to acquire 45,000 shares of U.S. Office Products common stock. The remaining options held by Mr. Claypoole are expected to be replaced with options to acquire shares of Aztec Common Stock. See footnote (2) in "Option Grants in Last Fiscal Year."

(3) Consists of life insurance premiums of $42,360 paid by Bay State, on life insurance policies for which Mr. Claypoole's estate is the beneficiary and payment of automobile expenses of $12,000.

(4) Mr. Cohen was hired on March 2, 1998. Mr. Cohen's salary is expected to be $200,000 during his first year with Aztec.

(5) Mr. Johnson was hired on March 31, 1998. His salary is expected to be $175,000 during his first year with Aztec.

(6) As of the end of fiscal year 1998, Ms. Claypoole was no longer an executive officer of Aztec. Ms. Claypoole is currently employed by Aztec in a non-executive officer capacity.

(7) On April 28, 1997, U.S. Office Products granted Ms. Claypoole options to acquire 6,000 shares of U.S. Office Products common stock. The remaining options held by Ms. Claypoole are expected to be replaced with options to acquire shares of Aztec Common Stock. See footnote (3) in "Option Grants in Last Fiscal Year."

STOCK OPTION GRANTS

    The following table sets forth certain information regarding options granted to the Named Officers during the year ended April 25, 1998. All options were granted by U.S. Office Products as options to acquire U.S. Office Products common stock prior to the spin-off of Aztec by U.S. Office Products consummated in June 1998 (the "Spin-off"). It is expected that, pursuant to the terms of the Spin-off, all vested and unvested options to acquire shares of U.S. Office Products common stock that were held by Aztec employees on June 10, 1998 and that are not exercised by September 8, 1998, will be replaced with options to acquire shares of Aztec Common Stock on September 8, 1998 according to the formulas set forth below.

                       OPTION GRANTS IN LAST FISCAL YEAR
                               INDIVIDUAL GRANTS

                                                                                             POTENTIAL REALIZABLE
                                                                                           VALUE AT ASSUMED ANNUAL
                                NUMBER OF                                                          RATES OF
                               SECURITIES                                                  STOCK PRICE APPRECIATION
                               UNDERLYING                                                            FOR
                                 OPTIONS     PERCENT OF TOTAL                                  OPTION TERM (6)
                                 GRANTED      OPTIONS GRANTED     EXERCISE    EXPIRATION   ------------------------
            NAME                   (1)      IN FISCAL YEAR (4)    PRICE (5)      DATE        5%($)        10%($)
-----------------------------  -----------  -------------------  -----------  -----------  ----------  ------------
James E. Claypoole...........      45,000(2)           10.4%      $   15.17      4/28/07   $  429,315  $  1,087,968
Elizabeth M. Claypoole.......       6,000(3)            1.4%      $   15.17      4/28/07   $   57,242  $    145,062

------------------------

(1) The options granted are non-qualified stock options which are exercisable at the exercise price of $15.17 beginning one year from the date of grant in cumulative yearly amounts of 25% of the shares and which expire April 28, 2007.

(2) On April 28, 1997, U.S. Office Products granted to Mr. Claypoole options to acquire 45,000 shares of U.S. Office Products common stock, of which options to acquire 34,544 shares remain outstanding as of July 31, 1998. It is expected that by September 8, 1998, pursuant to the terms of the Spin-off, Mr. Claypoole's remaining options to acquire 34,544 shares of U.S. Office Products common stock will be replaced with options to acquire 48,974 shares of Aztec Common Stock, pursuant to the following formula:

  Option Shares (New) = Option Shares                Trading Price of U.S. Office Products Common Stock Pre-Spin-off
                 (Old)                        X      $9.875*

------------------------
* $9.875 represents the average trading price on the Nasdaq National Market of the Aztec Common Stock on June 11, 1998.

    The foregoing formula adjustment is intended to preserve for the holders of the U.S. Office Product options the intrinsic value per option, measured as the difference between the market value of one share of U.S. Office Products common stock at the time of the Spin-off and the exercise price of such option. The intrinsic value of the adjusted Aztec options will be no greater than the intrinsic value of the U.S. Office Products options immediately before the Spin-off, and the ratio of exercise price to market price will be not less than the ratio immediately before the Spin-off.

(3) On April 28, 1997, U.S. Office Products granted to Ms. Claypoole options to acquire 6,000 shares of U.S. Office Products common stock, of which options to acquire 4,500 shares remain outstanding as of July 31, 1998. It is expected that by September 8, 1998, pursuant to the terms of the Spin-off, Ms. Claypoole's remaining options to acquire 4,500 shares of U.S. Office Products common stock will be replaced with options to acquire 6,380 shares of Aztec Common Stock. The number of U.S. Office Products options will be adjusted using the formula in footnote (2) above.

(4) Total Options granted means all options by U.S. Office Products granted to employees of Aztec during fiscal 1998.

(5) The exercise price of the U.S. Office Products options granted to Mr. Claypoole and Ms. Claypoole is $15.17 per share. Upon the replacement of the U.S. Office Products options for Aztec options, the exercise price of the new Aztec options will be adjusted by applying the following formula:

 Exercise Price (New) = Exercise Price               $9.875*
                 (Old)                        X      Trading Price of U.S. Office Products Common Stock Pre-Spin-off

------------------------
* 9.875 represents the average trading price on the Nasdaq National Market of the Aztec Common Stock on
    June 11, 1998.

    The foregoing formula adjustment is intended to preserve for the holders of the U.S. Office Product options the intrinsic value per option, measured as the difference between the market value of one share of U.S. Office Products Common Stock at the time of the Spin-off and the exercise price of such option. The intrinsic value of the adjusted Aztec options will be no greater than the intrinsic value of the U.S. Office Products options immediately before the Spin-off, and the ratio of exercise price to market price will be not less than the ratio immediately before the Spin-off.

(6) The dollar amounts under these columns are the results of calculations at assumed annual rates of stock appreciation of 5% and 10%. These assumed rates of growth were selected by the SEC for illustration purposes only. They are not intended to forecast possible future appreciation, if any, of stock prices. No gain to the optionees is possible without an increase in stock prices, which will benefit all stockholders.

OPTION EXERCISE AND YEAR-END OPTION TABLE

    The following table sets forth certain information regarding exercisable and unexercisable options held by the Named Officers at April 25, 1998. As described above, all options were granted by U.S. Office Products as options to acquire U.S. Office Products common stock. It is expected that, pursuant to the terms of the Spin-off, all vested and unvested options to acquire shares of U.S. Office Products common stock that were held by Aztec employees on June 10, 1998 and that are not exercised by September 8, 1998, will be replaced with options to acquire shares of Aztec Common Stock on September 8, 1998 according to the formulas set forth above.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                                                    VALUE OF UNEXERCISED
                                                      NUMBER OF UNEXERCISED               IN-THE-
                                                    OPTIONS HELD AT APRIL 25,     MONEY OPTIONS AT FISCAL
                                                               1998                     YEAR END ($)
                                                   ----------------------------  --------------------------
                      NAME                          EXERCISABLE   UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
-------------------------------------------------  -------------  -------------  -----------  -------------
James E. Claypoole...............................       --              45,000(2)              $    76,725(4)
Elizabeth M. Claypoole...........................        1,875(1)       11,625(3)     --       $    10,230(5)

------------------------

(1) Represents the vested portion of options to purchase U.S. Office Products common stock held by Ms. Claypoole on April 25, 1998. As of July 31, 1998, Ms. Claypoole held vested options to purchase 3,375 shares of U.S. Office Products common stock. Pursuant to the terms of the Spin-off, it is expected that such options to acquire 3,375 shares of U.S. Office Products common stock will be exchanged with options to acquire 4,785 shares of Aztec Common Stock. See footnote (2) in "Option Grants in Last Fiscal Year" for the formula to adjust the number of U.S. Office Products options.

(2) See footnote (2) in "Option Grants in Last Fiscal Year."

(3) Represents the unvested portion of options to purchase U.S. Office Products common stock held by Ms. Claypoole on April 25, 1998. As of July 31, 1998, Ms. Claypoole held unvested options to purchase 6,989 shares of U.S. Office Products common stock. Pursuant to the terms of the Spin-off, it is expected that such options to acquire shares of U.S. Office Products common stock will be exchanged with options to acquire 9,909 shares of Aztec Common Stock. See footnote (2) in "Option Grants in Last Fiscal Year" for formula to adjust the number of U.S. Office Products options.

(4) The value of the unexercisable options held by Mr. Claypoole as of April 24, 1998, the last day of trading prior to fiscal 1998 year end, was equal to $1.705 per share, this being the difference between the exercise price, $15.17 per share, of his options to purchase 45,000 shares of U.S. Office Products common stock and $16.875 per share, the fair market value of the U.S. Office Products common stock as of that date.

(5) The value of the unexercisable options held by Ms. Claypoole as of April 24, 1998, the last day of trading prior to fiscal 1998 year end, was equal to $1.705 per share, this being the difference between the exercise price, $15.17 per share, of her options to purchase 6,000 shares of U.S. Office Products common stock and $16.875 per share, the fair market value of the U.S. Office Products common stock as of that date. On April 24, 1998, the last day of trading prior to fiscal 1998 year end, the exercise price, $17.83 per share, of those options to purchase 7,500 shares of U.S. Office Products common stock, granted on November 8, 1996 to Ms. Claypoole, exceeded $16.875 per share, the fair market value of the U.S. Office Products Common Stock as of that date.

EMPLOYMENT ARRANGEMENTS

    In June 1998, Aztec entered into an employment agreement with James E. Claypoole, as the Company's Chief Executive Officer. The employment agreement provides for an initial three-year term. Pursuant to the agreement, Mr. Claypoole is entitled to receive a base annual salary of $375,000, with an annual bonus of up to that amount if certain objectives are realized. Aztec may terminate Mr. Claypoole's employment for "cause" (as "cause" is defined therein). If Mr. Claypoole is terminated by the Company without "cause," the Company must pay a pro rata portion of Mr. Claypoole's "Severance Bonus Amount" plus an amount equal to his annual base salary through June 10, 2002. Under the employment agreement, "Severance Bonus Amount" for a fiscal year equals the average bonuses paid to Mr. Claypoole for the fiscal years preceding such fiscal year or $187,500, whichever is greater. Under the employment agreement, Mr. Claypoole was also granted a stock option to purchase 1,033,723 shares of Aztec's Common Stock at the exercise price of $9.875. Mr. Claypoole's option is fully vested but not exercisable until June 10, 1999.

    On March 2, 1998, Aztec hired Ira Cohen as its Chief Operating Officer. Aztec expects to enter into an employment agreement with Mr. Cohen in September 1998. While the terms of this new agreement are subject to negotiation and no binding agreement has yet been reached, it is anticipated that the agreement will be for a three-year term and provide for a base salary of $200,000.

    On March 31, 1998, Aztec hired Douglas R. Johnson as its Executive Vice President and Chief Financial Officer. Aztec expects to enter into an employment agreement with Mr. Johnson in September 1998. While the terms of this new agreement are subject to negotiation and no binding agreement has yet been reached, it is anticipated that the agreement will be for a three-year term. and provide for a base salary of $175,000.

    AZTEC ENTERED INTO AN EMPLOYMENT AGREEMENT WITH MR. Ledecky, effective as of June 10, 1998. Under the employment agreement, Mr. Ledecky reports to the Board of Directors and senior management of Aztec. In such capacity, Mr. Ledecky provides high-level acquisition negotiation services and strategic business advice. Aztec can require Mr. Ledecky's performance of such services, consistent with his other contractual obligations to Consolidation Capital Corporation, U.S. Office Products and other companies. Mr. Ledecky has a base annual salary of $48,000 and was granted a stock option to purchase 1,660,500 shares of Aztec's Common Stock at an exercise price of $9.875. Mr. Ledecky's option is fully vested but not exercisable until June 10, 1999. Mr. Ledecky's option is exercisable immediately if he dies before the option expires or, if Aztec accelerates the exercise schedule of options for substantially all management option holders. Mr. Ledecky also entered into an agreement with U.S. Office Products, effective June 10, 1998, which governs his continuing obligations to U.S. Office Products and portions of which were incorporated in his employment agreement with Aztec (the "Services Agreement"). Specifically, under his employment agreement, Aztec may terminate Mr. Ledecky's employment only for "cause" as "cause" is defined in the Services Agreement to consist of (i) his conviction of or guilty or nolo contendere plea to a felony demonstrably and materially injurious to Aztec or (ii) his violation of any noncompetition provisions. In addition, under Mr. Ledecky's employment agreement with Aztec he is subject to the noncompetition and nonsolicitation provisions of the Services Agreement. Thus, until the later of one year after Mr. Ledecky leaves Aztec's employ or June 10, 2000 he may not, among other things, invest in or work for or on behalf of any business selling any products or services in direct competition with Aztec, within 100 miles of Aztec's office. However, Mr. Ledecky may serve in a policy making role at certain enumerated businesses.

COMPARATIVE STOCK PERFORMANCE

    The Company's Common Stock began trading on the Nasdaq National Market on June 10, 1998 upon the consummation of the Spin-off. Prior to that time, the Company was a wholly owned subsidiary of U.S. Office Products. Accordingly, no trading in the Company's Stock occurred during the fiscal year ended April 25, 1998.

                      REPORT OF THE COMPENSATION COMMITTEE
                           ON EXECUTIVE COMPENSATION

    The Compensation Committee of the Company's Board of Directors (the "Compensation Committee") is responsible for recommending compensation policies with respect to the Company's executive officers, and for making decisions about awards under certain of the Company's stock-based compensation plans.

    The Compensation Committee was formed in June 1998, and therefore the Compensation Committee has no activity to report in fiscal 1998. During fiscal 1999, the Compensation Committee intends to adopt an executive compensation program setting forth Aztec's compensation policies and objectives.

                                  Compensation Committee
                                  Clifford Mitman, Jr., Chairman
                                  Lawrence M. Howell
                                  Benjamin Tandowski

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Compensation Committee was not formed until after fiscal year end. The Compensation Committee in fiscal 1999 will consist of Mr. Mitman, Mr. Howell and Mr. Tandowski.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    On October 15, 1996, U.S. Office Products acquired Bay State, which is now a wholly-owned subsidiary of Aztec, from James E. Claypoole, Bay State's then Chief Executive Officer and President, and Thomas J. Foley, Executive Vice President of Bay State, for 906,576 shares of U.S. Office Products Common Stock valued at $20.74 per share, which consideration was determined by an arms length negotiation. In connection with the acquisition, Bay State also entered into an employment agreement with Mr. Claypoole at a minimum annual base salary of $300,000 and an employment agreement with Elizabeth M. Claypoole, Bay State's then Vice President and Chief Financial Officer, at a minimum annual base salary of $140,000.

    Aztec entered into an employment agreement with Mr. Ledecky, effective as of June 10, 1998. See "Employment Arrangements."

       PROPOSAL 2--RATIFICATION OF THE 1998 EMPLOYEE STOCK PURCHASE PLAN

    On June 7, 1998, the Company's Board of Directors adopted, subject to stockholder approval, the Company's 1998 Employee Stock Purchase Plan (the "Purchase Plan"). The purpose of the Purchase Plan is to provide eligible employees of the Company and its subsidiaries with an opportunity to acquire a proprietary interest in the Company through the purchase of shares of Common Stock at a discounted price. The Board of Directors believes that the future success of Aztec depends, in large part, upon the ability of Aztec to maintain a competitive position in attracting, retaining and motivating employees and that the Purchase Plan will help Aztec to attract, retain and motivate employees. Accordingly, the Board of Directors believes that the adoption of the Purchase Plan is in the best interest of Aztec and its stockholders, and recommends a vote FOR this proposal.

SUMMARY OF THE PLAN

    The following is a brief summary of the material terms of the Purchase Plan. This summary is qualified in its entirety by reference to the Purchase Plan, a copy of which may be obtained from the Secretary of the Company.

    GENERAL

    The Purchase Plan permits employees of the Company and its subsidiaries to purchase shares of Common Stock from the Company at a discounted price through a series of offerings (each an "Offering" and collectively, the "Offerings"). Each employee who elects to participate in an Offering is deemed to be granted an option (an "Option") to purchase up to the number of shares of Common Stock determined by the formula described below under the subheading "Purchase of Shares." During each Offering, participants accrue funds in an account through payroll deductions. At the end of such Offering, the funds in this account are applied to the purchase of Common Stock, up to the maximum number of shares for which the Option was granted, at a 15% discount from the lower of the closing price of the Common Stock on (i) the first business day of such Offering, or
(ii) the last business day of such Offering (the "Exercise Date").

    NUMBER OF SHARES

    A maximum of 1,000,000 shares of Common Stock are issuable to employees of the Company and its subsidiaries under the Purchase Plan. The Purchase Plan contains provisions relating to adjustments to be made in the event of stock splits and other similar events.

    ADMINISTRATION

    The Plan is administered by the Compensation Committee. The Committee has authority to make rules and regulations for the administration of the Purchase Plan and its interpretation and decisions with regard thereto are final and conclusive.

    ELIGIBILITY

    All employees of the Company, including directors who are employees, and all employees of any subsidiary of the Company, are eligible to participate in the Purchase Plan provided that: (a) they are regularly employed by the Company or a subsidiary for more than 20 hours a week and for more than 10 months in a calendar year; (b) they have been employed by the Company or a subsidiary for at least 30 days prior to enrolling in the Purchase Plan; and (c) they are employees of the Company or a subsidiary on the first day of the applicable 6-month period (the "Plan Period"). No employee may be granted an Option under the Purchase Plan if such employee, immediately after the Option is granted, owns 5% or more of the total combined voting power or value of the stock of the Company or any subsidiary. In addition, no participant may be granted an Option which permits his or her rights to purchase Common Stock under the Plan and any other stock purchase plan of the Company and its subsidiaries, to accrue at a rate which exceeds $25,000 of the fair market value of such Common Stock (determined at the Offering Commencement Date of the Plan Period, as such terms are defined below) for each calendar year in which the Option is outstanding at any time. As of July 31, 1998, approximately 1,000 persons were eligible to participate in the Purchase Plan.

    OFFERINGS

    Offerings under the Purchase Plan will generally begin each July 1 and January 1, or the first business day thereafter (the "Offering Commencement Dates"). Each Offering Commencement Date will begin a Plan Period during which payroll deductions will be made and held for the purchase of Common Stock at the end of the Plan Period. The initial Plan Period will begin on October 1, 1998 and end on December 31, 1998. If the Purchase Plan is not approved at the meeting, the current offering will be terminated, and all funds returned to employees. The Committee may, at its discretion, choose a different Plan Period of twelve months or less for subsequent Offerings.

    DEDUCTIONS

    A participant may authorize payroll deductions up to a maximum of 15% of his or her compensation during the Plan Period.

    PURCHASE OF SHARES

    On each Offering Commencement Date, the Company grants each participant in the Purchase Plan an Option to purchase on the Exercise Date such number of whole shares of Common Stock of the Company as does not exceed the number of shares determined by dividing (a) the product of $2,083 and the number of whole months in such Plan Period, by (b) the closing price (as defined below) on the Offering Commencement Date of such Plan Period or such other number as may be determined by the Board prior to the Offering Commencement Date. The Option Price for each share purchased will be 85% of the closing price of the Common Stock on (i) the first business day of such Plan Period, or (ii) the Exercise Date, whichever closing price shall be less. As of August 19, 1998, the closing sale price of the Common Stock, as reported on the Nasdaq National Market, was $7.25 per share. If the Company receives requests from employees to purchase more than the number of shares available during any Offering, the available shares will be allocated on a pro rata basis to subscribing employees.

    MERGER

    If the Company shall at any time merge or consolidate with another corporation and the holders of the capital stock of the Company immediately prior to such merger or consolidation continue to hold at least 50% by voting power of the capital stock of the surviving corporation ("Continuity of Control"), the holder of each Option then outstanding will thereafter be entitled to receive at the next Exercise Date upon the exercise of such Option for each share as to which such Option shall be exercised the securities or property which a holder of one share of the Common Stock was entitled to upon and at the time of such event, and the Board or the Committee shall take such steps in connection with such event or consolidation as shall deem necessary to assure that the adjustment provisions described herein shall thereafter continue to be applicable.

    In the event of a merger or consolidation of the Company with or into another corporation which does not involve Continuity of Control, or of a sale of all or substantially all of the assets of the Company while unexercised Options remain outstanding under the Plan, (a) subject to the provisions of clauses (b) and (c), after the effective date of such transaction, each holder of an outstanding Option shall be entitled, upon exercise of such Option, to receive in lieu of shares of Common Stock, shares of such stock or other securities as the holders of shares of Common Stock received pursuant to the terms of such transaction; or (b) all outstanding Options may be cancelled by the Board or the Committee as of a date prior to the effective date of any such transaction and all payroll deductions shall be paid out to the participants; or
(c) all outstanding Options may be cancelled by the Board or the Committee as of the effective date of any such transaction, provided that notice of such cancellation shall be given to each holder of an Option, and each holder of an Option shall have the right to exercise such Option in full based on payroll deductions then credited to his or her account as of a date determined by the Board or the Committee, which date shall not be less than seven days preceding the effective date of such transaction.

    AMENDMENT AND TERMINATION

    The Board may terminate or amend the Plan in any respect, except that (a) if the approval of any such amendment by the stockholders of the Company is required by the Internal Revenue Code of 1986, as amended (the "Code") Section 423 or by Rule 16b-3 under the Exchange Act, such amendment shall not be effected without such approval, and (b) in no event may any amendment be made which would cause the Plan to fail to comply with Section 16 of the Exchange Act and the rules promulgated thereunder, as in effect from time to time, or Code
Section 423.

    NEW PLAN BENEFITS

    Because participation in the Purchase Plan is voluntary and participants may withdraw from the Purchase Plan at any time during an offering period without penalty, the benefits to be received by any particular person or group are not determinable by the Company at this time. Since the Purchase Plan has not yet been implemented, no employees, directors or executive officers have elected to participate in the first offering under the Purchase Plan, no Options have been granted and the benefits to be received by any particular individual are not determinable by the Company at this time.

FEDERAL INCOME TAX CONSEQUENCES

    The Plan is intended to qualify as an "Employee Stock Purchase Plan" within the meaning of Code Section 423. The Plan is not a qualified plan under Code
Section 401(a).

    TAX CONSEQUENCES TO PARTICIPANTS

    In general, a participant will not recognize taxable income upon enrolling in the Purchase Plan or upon purchasing shares of Common Stock at the end of an Offering. Instead, if a participant sells Common Stock acquired under the Purchase Plan at a sale price that exceeds the price at which the participant purchased the Common Stock, then the participant will recognize taxable income in an amount equal to the excess of the sale price of the Common Stock over the price at which the participant purchased the Common Stock. A portion of that taxable income will be ordinary income, and a portion may be capital gain.

    If the participant sells the Common Stock more than one year after acquiring it and more than two years after the date on which the Offering commenced (the "Grant Date"), then the participant will be taxed as follows. If the sale price of the Common Stock is higher than the price at which the participant purchased the Common Stock, then the participant will recognize ordinary compensation income in an amount equal to the lesser of: (i) fifteen percent of the fair market value of the Common Stock on the Grant Date; and (ii) the excess of the sale price of the Common Stock over the price at which the participant purchased the Common Stock. Any further income will be long-term capital gain. If the sale price of the Common Stock is less than the price at which the participant purchased the Common Stock, then the participant will recognize long-term capital loss in an amount equal to the excess of the price at which the participant purchased the Common Stock over the sale price of the Common Stock.

    If the participant sells the Common Stock within one year after acquiring it or within two years after the Grant Date (a "Disqualifying Disposition"), then the participant will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the Common Stock on the date that it was purchased over the price at which the participant purchased the Common Stock. The participant will also recognize capital gain in an amount equal to the excess of the sale price of the Common Stock over the fair market value of the Common Stock on the date that it was purchased, or capital loss in an amount equal to the excess of the fair market value of the Common Stock on the date that it was purchased over the sale price of the Common Stock. This capital gain or loss will be a long-term capital gain or loss if the participant has held the Common Stock for more than one year prior to the date of the sale and will be a short-term capital gain or loss if the participant has held the Common Stock for a shorter period.

    TAX CONSEQUENCES TO THE COMPANY

    The offering of Common Stock under the Purchase Plan will have no tax consequences to the Company. Moreover, in general, neither the purchase nor the sale of Common Stock acquired under the Purchase Plan will have any tax consequences to the Company except that the Company will be entitled to a business-expense deduction with respect to any ordinary compensation income recognized by a participant upon making a Disqualifying Disposition. Any such deduction will be subject to the limitations of Code Section 162(m).

        PROPOSAL 3--RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

    The Board of Directors has selected the firm of PricewaterhouseCoopers LLP as the Company's independent accountants for the current fiscal year. PricewaterhouseCoopers LLP is the Company's current independent accountants. Although stockholder ratification of the Board of Directors' selection of PricewaterhouseCoopers LLP is not required by law, the Board of Directors believes that it is advisable to give stockholders the opportunity to ratify this selection. If this proposal is not approved at the Annual Meeting, the Board of Directors will reconsider its selection of PricewaterhouseCoopers LLP.

    Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from stockholders.

    THE BOARD OF DIRECTORS BELIEVES THAT THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS ITS INDEPENDENT ACCOUNTANT IS IN THE BEST INTEREST OF AZTEC AND ITS STOCKHOLDERS, AND RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THIS PROPOSAL.

                           PROPOSAL 4--OTHER MATTERS

    Management does not know of any other matters which may come before the Annual Meeting. However, if any other matters are properly presented to the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

                             ADDITIONAL INFORMATION

SOLICITATION COSTS

    All costs of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, the Company's directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, telegraph and personal interviews, and the Company reserves the right to retain outside agencies for the purpose of soliciting proxies. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of shares held in their names and the Company will reimburse them for out-of-pocket expenses incurred on behalf of the Company.

STOCKHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

    Proposals of stockholders submitted pursuant to Rule 14a-8 under the Exchange Act intended to be presented at the 1999 Annual Meeting of Stockholders must be received by the Secretary of the Company at the Company's principal office in Braintree, Massachusetts not later than February 26, 1999 for inclusion in the proxy statement for that meeting.

    In addition, the Company's Amended and Restated By-laws require that the Company be given advance notice of stockholder nominations for election to the Company's Board of Directors and of other business which stockholders wish to present for action at an annual meeting of stockholders (other than matters included in the Company's proxy statement in accordance with Rule 14a-8). The required notice must be made in writing delivered or mailed by first class United States mail, postage prepaid, to the Secretary and received not less than 60 days nor more than 90 days prior to such meeting; provided, however, that if less than 70 days' notice or prior public disclosure of the date of the 1999 Annual Meeting is given to stockholders, such nomination shall have been mailed or delivered to the Secretary not later than the close of business on the 10th day following the date on which the notice of meeting was mailed or such public disclosure was made, whichever occurs first. The Company has not yet determined the date of its 1999 Annual Meeting.

                                          By Order of the Board of Directors,

                                                   [LOGO]

                                          Douglas R. Johnson
                                          SECRETARY

August 21, 1998

    THE BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING. WHETHER OR NOT STOCKHOLDERS PLAN TO ATTEND, STOCKHOLDERS ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR SHARES PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

                           AZTEC Technology

            Please Detach and Mail in the Envelope Provided

A /X/ Please mark your
      votes as in this
      example



                       FOR  WITHHELD                                                                         FOR  AGAINST  ABSTAIN
1. To elect the        / /    / /                                   2. To ratify the adoption of the         / /    / /      / /
   nominee at right                         Nominee:                   Company's 1998 Employee Stock
   as Class I                                  Jonathan J. Ledecky     Purchase Plan
   Director until the 2001 Annual Meeting
                                                                    3. To ratify the selection of            / /    / /      / /
                                                                       PricewaterhouseCoopers LLP
                                                                       as the Company's independent
                                                                       accountant for the ensuing
                                                                       year.

                                                                     This proxy, when properly executed, will be voted in the
                                                                     manner directed by the undersigned. If no direction is given with respect to any election to office or proposal specified above, this proxy will be voted for such election to office or proposal.

                                                                          Please mark this box if you will be attending the    / /
                                                                          meeting and return the proxy card promptly using
                                                                          the enclosed envelope.

                                                                          Please mark this box if address change and note     / /
                                                                          at left.

SIGNATURE(S)                                          DATE               , 1998
            -----------------    --------------------     ---------------

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, indicate full title as such.

                      AZTEC TECHNOLOGY PARTNERS, INC.

              PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS


    The undersigned hereby appoints James E. Claypoole, Douglas R. Johnson, Alexander A. Bernhard, or any of them with full power of substitution, proxies to vote at the Annual Meeting of Stockholders of Aztec Technology Partners, Inc. (the "Company") to be held on September 25, 1998 at 10:00 a.m., local time, at the offices of Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, and at any adjournment or adjournments thereof, hereby revoking any proxies heretofore given, to vote all shares of common stock of the Company held or owned by the undersigned as directed on the reverse, and in their discretion upon such other matters as may come before the meeting.

                      (To be Signed on Reverse Side)            SEE REVERSE
                                                                   SIDE

                        AZTEC TECHNOLOGY PARTNERS, INC.

                       1998 EMPLOYEE STOCK PURCHASE PLAN

                                  JUNE 7, 1998

The purpose of this Plan is to provide eligible employees of Aztec Consulting Partners, Inc. (the "Company") and certain of its subsidiaries with opportunities to purchase shares of the Company's common stock, $0.001 par value (the "Common Stock"), commencing on June 7, 1998. One Million (1,000,000) shares of Common Stock in the aggregate have been approved for this purpose.

    1. ADMINISTRATION. The Plan will be administered by the Company's Board of Directors (the "Board") or by a Committee appointed by the Board (the "Committee"). The Board or the Committee has authority to make rules and regulations for the administration of the Plan and its interpretation and decisions with regard thereto shall be final and conclusive.

    2. ELIGIBILITY. Participation in the Plan will neither be permitted nor denied contrary to the requirements of Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder. All employees of the Company, including Directors who are employees, and all employees of any subsidiary of the Company (as defined in Section 424(f) of the Code) designated by the Board or the Committee from time to time (a "Designated Subsidiary"), other than employees of the Company or any Designated Subsidiary who are "highly compensated" within the meaning of Section 414(q) of the Code, are eligible to participate in any one or more of the offerings of Options (as defined in Section 9) to purchase Common Stock under the Plan provided that:

        (a) they are regularly employed by the Company or a Designated Subsidiary for more than twenty (20) hours a week and for more than ten (10) months in a calendar year; and

        (b) they have been employed by the Company or a Designated Subsidiary for at least 30 days prior to enrolling in the Plan; and

        (c) they are employees of the Company or a Designated Subsidiary on the first day of the applicable Plan Period (as defined below).

    No employee may be granted an option hereunder if such employee, immediately after the option is granted, owns 5% or more of the total combined voting power or value of the stock of the Company or any subsidiary. For purposes of the preceding sentence, the attribution rules of Section 424(d) of the Code shall apply in determining the stock ownership of an employee, and all stock which the employee has a contractual right to purchase shall be treated as stock owned by the employee.

    3. OFFERINGS. The Company will make one or more offerings ("Offerings") to employees to purchase stock under this Plan. Offerings will begin each July 1 and January 1, or the first business day thereafter (the "Offering Commencement Dates"). Each Offering Commencement Date will begin a 6-month period (a "Plan Period") during which payroll deductions will be made and held for the purchase of Common Stock at the end of the Plan Period. Notwithstanding the foregoing, the initial Offering Commencement Date shall be October 1, 1998, and the initial Plan Period shall end on December 31, 1998. The Board or the Committee may, at its discretion, choose a different Plan Period of twelve (12) months or less for subsequent Offerings.

    4. PARTICIPATION. An employee eligible on the Offering Commencement Date of any Offering may participate in such Offering by completing and forwarding a payroll deduction authorization form to the employee's appropriate payroll office at least 7 days prior to the applicable Offering Commencement Date. The form will authorize a regular payroll deduction from the Compensation received by the employee during the Plan Period. Unless an employee files a new form or withdraws from the Plan, his deductions and purchases will continue at the same rate for future Offerings under the Plan as long as the

                        AZTEC TECHNOLOGY PARTNERS, INC.

                       1998 EMPLOYEE STOCK PURCHASE PLAN

                                  JUNE 7, 1998

Plan remains in effect. The term "Compensation" means the amount of money reportable on the employee's Federal Income Tax Withholding Statement.

    5. DEDUCTIONS. The Company will maintain payroll deduction accounts for all participating employees. With respect to any Offering made under this Plan, an employee may authorize a payroll deduction in any dollar amount up to a maximum of 15% of the Compensation he or she receives during the Plan Period or such shorter period during which deductions from payroll are made.

    No employee may be granted an Option (as defined in Section 9) which permits his rights to purchase Common Stock under this Plan and any other stock purchase plan of the Company and its subsidiaries, to accrue at a rate which exceeds $25,000 of the fair market value of such Common Stock (determined at the Offering Commencement Date of the Plan Period) for each calendar year in which the Option is outstanding at any time.

    6. DEDUCTION CHANGES. An employee may decrease or discontinue his payroll deduction once during any Plan Period, by filing a new payroll deduction authorization form. However, an employee may not increase his payroll deduction during a Plan Period. If an employee elects to discontinue his payroll deductions during a Plan Period, but does not elect to withdraw his funds pursuant to Section 8 hereof, funds deducted prior to his election to discontinue will be applied to the purchase of Common Stock on the Exercise Date (as defined below).

    7. INTEREST. Interest will not be paid on any employee accounts, except to the extent that the Board or the Committee, in its sole discretion, elects to credit employee accounts with interest at such per annum rate as it may from time to time determine.

    8. WITHDRAWAL OF FUNDS. An employee may at any time prior to the close of business on the last business day in a Plan Period and for any reason permanently draw out the balance accumulated in the employee's account and thereby withdraw from participation in an Offering. Partial withdrawals are not permitted. The employee may not begin participation again during the remainder of the Plan Period. The employee may participate in any subsequent Offering in accordance with terms and conditions established by the Board or the Committee, except that employees who are also directors or officers of the Company within the meaning of Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules promulgated there under may not participate again for a period of at least six months as provided in Rule 16b-3(d)(2)(i) or any successor provision.

    9. PURCHASE OF SHARES. On the Offering Commencement Date of each Plan Period, the Company will grant to each eligible employee who is then a participant in the Plan an option ("Option") to purchase on the last business day of such Plan Period (the "Exercise Date"), at the Option Price hereinafter provided for, the largest number of whole shares of Common Stock of the Company as does not exceed the number of shares determined by dividing (a) the product of $2,083 and the number of whole months in such Plan Period, by (b) the closing price (as defined below) on the Offering Commencement Date of such Plan Period or such other number as may be determined by the Board prior to the Offering Commencement Date.

    The purchase price for each share purchased will be 85% of the closing price of the Common Stock on (i) the first business day of such Plan Period or (ii) the Exercise Date, whichever closing price shall be less. Such closing price shall be (a) the closing price on any national securities exchange on which the Common Stock is listed, (b) the closing price of the Common Stock on the Nasdaq National Market or (c) the average of the closing bid and asked prices in the over-the-counter-market, whichever is applicable, as published in THE WALL STREET JOURNAL. If no sales of Common Stock were made on such a day, the price of

                        AZTEC TECHNOLOGY PARTNERS, INC.

                       1998 EMPLOYEE STOCK PURCHASE PLAN

                                  JUNE 7, 1998

the Common Stock for purposes of clauses (a) and (b) above shall be the reported price for the next preceding day on which sales were made.

    Each employee who continues to be a participant in the Plan on the Exercise Date shall be deemed to have exercised his Option at the Option Price on such date and shall be deemed to have purchased from the Company the number of full shares of Common Stock reserved for the purpose of the Plan that his accumulated payroll deductions on such date will pay for pursuant to the formula set forth above (but not in excess of the maximum number determined in the manner set forth above).

    Any balance remaining in an employee's payroll deduction account at the end of a Plan Period will be automatically refunded to the employee, except that any balance which is less than the purchase price of one share of Common Stock will be carried forward into the employee's payroll deduction account for the following Offering, unless the employee elects not to participate in the following Offering under the Plan, in which case the balance in the employee's account shall be refunded.

    10. ISSUANCE OF CERTIFICATES. Certificates representing shares of Common Stock purchased under the Plan may be issued only in the name of the employee, in the name of the employee and another person of legal age as joint tenants with rights of survivorship, or (in the Company's sole discretion) in the street name of a brokerage firm, bank or other nominee holder designated by the employee.

    11. RIGHTS ON RETIREMENT, DEATH OR TERMINATION OF EMPLOYMENT. In the event of a participating employee's termination of employment prior to the last business day of a Plan Period, no payroll deduction shall be taken from any pay due and owing to an employee and the balance in the employee's account shall be paid to the employee or, in the event of the employee's death, (a) to a beneficiary previously designated in a revocable notice signed by the employee (with any spousal consent required under state law), or (b) in the absence of such a designated beneficiary, to the executor or administrator of the employee's estate, or (c) if no such executor or administrator has been appointed to the knowledge of the Company, to such other person(s) as the Company may, in its discretion, designate. If, prior to the last business day of the Plan Period, the Designated Subsidiary by which an employee is employed shall cease to be a subsidiary of the Company, or if the employee is transferred to a subsidiary of the Company that is not a Designated Subsidiary, the employee shall be deemed to have terminated employment for the purposes of this Plan.

    12. OPTIONEES NOT STOCKHOLDERS. No employee shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Option until becoming the record holder of such shares. Notwithstanding the foregoing, in the event that the Company effects a split of its Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to such Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who is deemed to have exercised an option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired under such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

    13. RIGHTS NOT TRANSFERABLE. Rights under this Plan are not transferable by a participating employee other than by will or the laws of descent and distribution, and are exercisable during the employee's lifetime only by the employee.

    14. APPLICATION OF FUNDS. All funds received or held by the Company under this Plan may be combined with other corporate funds and may be used for any corporate purpose.

                        AZTEC TECHNOLOGY PARTNERS, INC.

                       1998 EMPLOYEE STOCK PURCHASE PLAN

                                  JUNE 7, 1998

    15. ADJUSTMENT IN CASE OF CHANGES AFFECTING COMMON STOCK. In the event of a subdivision of outstanding shares of Common Stock, or the payment of a dividend in Common Stock, the number of shares approved for this Plan, and the share limitation set forth in Section 9, shall be increased proportionately, and such other adjustment shall be made as may be deemed equitable by the Board or the Committee. In the event of any other change affecting the Common Stock, such adjustment shall be made as may be deemed equitable by the Board or the Committee to give proper effect to such event.

    16. MERGER. If the Company shall at any time merge or consolidate with another corporation and the holders of the capital stock of the Company immediately prior to such merger or consolidation continue to hold at least 50% by voting power of the capital stock of the surviving corporation ("Continuity of Control"), the holder of each Option then outstanding will thereafter be entitled to receive at the next Exercise Date upon the exercise of such Option for each share as to which such Option shall be exercised the securities or property which a holder of one share of the Common Stock was entitled to upon and at the time of such merger, and the Committee shall take such steps in connection with such merger as the Committee shall deem necessary to assure that the provisions of Paragraph 15 shall thereafter be applicable, as nearly as reasonably may be, in relation to the said securities or property as to which such holder of such Option might thereafter be entitled to receive thereunder.

    In the event of a merger or consolidation of the Company with or into another corporation which does not involve Continuity of Control, or of a sale of all or substantially all of the assets of the Company while unexercised Options remain outstanding under the Plan, (a) subject to the provisions of clauses (b) and (c), after the effective date of such transaction, each holder of an outstanding Option shall be entitled, upon exercise of such Option, to receive in lieu of shares of Common Stock, shares of such stock or other securities as the holders of shares of Common Stock received pursuant to the terms of such transaction; or (b) all outstanding Options may be cancelled by the Board or the Committee as of a date prior to the effective date of any such transaction and all payroll deductions shall be paid out to the participating employees; or (c) all outstanding Options may be cancelled by the Board or the Committee as of the effective date of any such transaction, provided that notice of such cancellation shall be given to each holder of an Option, and each holder of an Option shall have the right to exercise such Option in full based on payroll deductions then credited to his account as of a date determined by the Board or the Committee, which date shall not be less than seven (7) days preceding the effective date of such transaction.

    17. AMENDMENT OF THE PLAN. The Board may at any time, and from time to time, amend this Plan in any respect, except that (a) if the approval of any such amendment by the shareholders of the Company is required by Section 423 of the Code or by Rule 16b-3 under the Exchange Act, such amendment shall not be effected without such approval, and (b) in no event may any amendment be made which would cause the Plan to fail to comply with Section 16 of the Exchange Act and the rules promulgated thereunder, as in effect from time to time, or Section 423 of the Code.

    18. INSUFFICIENT SHARES. In the event that the total number of shares of Common Stock specified in elections to be purchased under any Offering plus the number of shares purchased under previous Offerings under this Plan exceeds the maximum number of shares issuable under this Plan, the Board or the Committee will allot the shares then available on a pro rata basis.

    19. TERMINATION OF THE PLAN. This Plan may be terminated at any time by the Board. Upon termination of this Plan all amounts in the accounts of participating employees shall be promptly refunded.

                        AZTEC TECHNOLOGY PARTNERS, INC.

                       1998 EMPLOYEE STOCK PURCHASE PLAN

                                  JUNE 7, 1998

    20. GOVERNMENTAL REGULATIONS. The Company's obligation to sell and deliver Common Stock under this Plan is subject to listing on a national stock exchange or quotation on the Nasdaq National Market and the approval of all governmental authorities required in connection with the authorization, issuance or sale of such stock.

    The Plan shall be governed by Delaware law except to the extent that such law is preempted by federal law.

    The Plan is intended to comply with the provisions of Rule 16b-3 promulgated under the Securities Exchange Act of 1934. Any provision inconsistent with such Rule shall to that extent be inoperative and shall not affect the validity of the Plan.

    21. ISSUANCE OF SHARES. Shares may be issued upon exercise of an Option from authorized but unissued Common Stock, from shares held in the treasury of the Company, or from any other proper source.

    22. NOTIFICATION UPON SALE OF SHARES. Each employee agrees, by entering the Plan, to promptly give the Company notice of any disposition of shares purchased under the Plan where such disposition occurs within two years after the date of grant of the Option pursuant to which such shares were purchased.

    23. EFFECTIVE DATE AND APPROVAL OF SHAREHOLDERS. The Plan shall take effect on June 7, 1998 subject to approval by the shareholders of the Company as required by Rule 16b-3 under the Exchange Act and by Section 423 of the Code, which approval must occur within twelve months of the adoption of the Plan by the Board.

                                          Adopted by the Board of Directors
                                          on June 7, 1998

                                          Approved by the stockholders
                                          on       , 1998